EXHIBIT 10.3
STANDBY PURCHASE AGREEMENT
          THIS STANDBY PURCHASE AGREEMENT (the “Agreement”), is made and entered into as of this 6th day of October, 2008, by and between Irwin Financial Corporation, an Indiana corporation (the “Company”), and [name] (the “Purchaser”).
WITNESSETH:
          WHEREAS, the Company anticipates issuing to the holders (the “Shareholders”) of its issued and outstanding Common Shares, without par value (the “Common Shares”), certain transferable rights (the “Rights”) to subscribe for and purchase additional Common Shares at a per share price that will be determined by the Company’s Board of Directors, or a duly authorized committee thereof, prior to distribution of the Rights (the “Subscription Price”), such transaction generally being herein referred to as the “Rights Offering”; and
          WHEREAS, the Purchaser desires to, and hereby does, agree to serve as a Standby Purchaser for a specified amount of Common Shares available for issuance upon the expiration of unexercised Rights, all as is more particularly set forth herein;
          NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto agree as follows:
     1. Rights Offering; Registration of the Common Shares.
          A registration statement on Form S-3 (the “Registration Statement”) with respect to the proposed Rights Offering and the Common Shares to be issued and sold to the Purchaser will be filed with the Securities and Exchange Commission (the “Commission”) and will have been declared effective by the Commission prior to the distribution of Rights.
     2. Purchase and Delivery of Unsubscribed Shares.
     (a) Subject to the terms, conditions and limitations herein set forth (including the provisions of paragraph 5), the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company (the “Standby Commitment”), at the Subscription Price, a number of Common Shares (the “Standby Shares”) to be determined upon the expiration of the Rights Offering by reference to the amount of unexercised Rights and the underlying shares that remain available for issuance in accordance with the Rights Offering after the issuance of all Common Shares validly subscribed for through the exercise of Rights (including the exercise of all oversubscription privileges contemplated by the Rights Offering) (such remaining shares being hereinafter referred to as the “Unsubscribed Shares”). The number of Standby Shares shall be the lesser of (i) the number of Unsubscribed Shares and (ii) the maximum number of Unsubscribed Shares that can be purchased by the Purchaser, subject to the conditions that the Company will not issue to the Purchaser Common Shares in an amount that exceeds $1 million.
     (b) The Purchaser and the Company hereby acknowledge and agree that the Company has entered into, or contemplates entering into, one or more other Standby Purchase Agreements with certain other parties (collectively, the “Standby Purchasers”) on terms substantially similar to this Agreement, except that they may provide for the purchase of a different maximum number of Standby Shares in paragraph 2(a) and different conditions precedent in paragraph 5. The Unsubscribed Shares available for issuance to Standby Purchasers shall be allocated (to the extent any allocation thereof is necessary) as nearly as possible on a pro rata basis among all Standby Purchasers (to the extent that any allocation thereof is permitted) based upon the number of Standby Shares subscribed for by each such Standby Purchaser pursuant to this Agreement (and without regard to the exercise of Rights received as a shareholder of the Company), after giving effect to the limitations set forth in paragraph 2(a).
     3. The Closing.
          As soon as practicable following its determination of the number of Unsubscribed Shares, the Company shall notify the Purchaser of the number of Standby Shares, if any, to be purchased by the Purchaser pursuant to paragraph 2(a). The delivery of and payment for the Standby Shares shall take place at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York, at 10:00 a.m., New York time, simultaneously with the closing of the Company’s Rights Offering and the exchange of certain of the Company’s trust preferred securities for the Company’s Common Shares (the “Exchange Transactions”) such time and date to be not more than five business days after the foregoing notification and to be specified therein (the “Closing Time”, the date of the Closing Time being referred to as the “Closing Date” and the consummation of the transaction being referred to as the “Closing”).
     4. Delivery of Standby Shares.
          At the Closing, the Standby Shares to be purchased by the Purchaser hereunder, registered in the name of the Purchaser or such of its nominees as the Purchaser may specify at least three days prior to the Closing Date, shall be delivered by or on behalf of the Company to the Purchaser, for the Purchaser’s account, against delivery by the Purchaser of the purchase price therefor in immediately available funds in the form of one or more federal funds checks or a wire transfer to an account designated by the Company.
     5. Conditions of the Obligations of the Purchaser.
          The Company will not issue any of the Standby Shares to the Purchaser hereunder if, in the opinion of the Company, the Purchaser is required to obtain prior clearance or approval of such transaction from any state or federal bank regulatory authority and if such approval or clearance has not been obtained or if satisfactory evidence thereof has not been presented to the Company or the Purchaser by the Closing Date.
     6. Certain Agreements of the Purchasers.
          The Purchaser agrees with the Company that the certificates representing the Standby Shares shall bear a legend (and the Company’s share register shall bear a notation) substantially to the following effect and the Company will, or will direct the transfer agent for the Conml0n Shares to, remove the legend on the certificates at such time as they are no longer subject to this restriction:
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, DELIVERED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO COMPLY WITH ALL SUCH RESTRICTIONS ON TRANSFER.
     7. Representations and Warranties.
     (a) The Company hereby represents and warrants to the Purchaser as follows:
     (i) The Company is a corporation duly incorporated and validly existing corporation in good standing under the laws of the State of Indiana, with power and authority (corporate and other) to perform its obligations under this Agreement.
     (ii) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Company; and this Agreement, when duly executed and delivered by the Purchaser, will constitute a valid and legally binding instrument of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
     (iii) The Rights and the Standby Shares have been duly authorized by the Company; the Rights, when issued and delivered by the Company, will constitute valid and legally binding obligations of the Company subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Standby Shares, when issued and delivered by the Company against payment therefor as contemplated hereby, will be validly issued, fully paid and non-assessable.
     (iv) The aggregate number of the Company’s Common Shares that will be outstanding after the issuance of the Standby Shares, the Common Shares validly subscribed for through the exercise of Rights, and the Common Shares that will be outstanding after the Exchange Transactions shall not, collectively, exceed the number of Common Shares authorized under the Company’s Restated Articles of Incorporation, net of the Common Shares currently reserved for issuance under its employee stock or other benefit plans.
     (v) The execution and delivery of this Agreement, the consummation by the Company of the Rights Offering and the Standby Commitment herein contemplated, and the compliance by the Company with the terms hereof, do not and will not violate the Restated Articles of Incorporation or By-laws of the Company, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of its properties or assets are subject, with such exceptions as would not have a material adverse effect on the financial condition of the Company, or any applicable statute or any order, judgment, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the valid authorization, execution, delivery and performance by the Company of this Agreement, the issue of the Rights and the Standby Shares or the consummation by the Company of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under Federal or state securities or “blue sky” laws, the Bank Holding Company Act of 1956, as amended, or the Change in Bank Control Act, as amended.
     (b) The Purchaser hereby represents and warrants to the Company as follows:
     (i) The Purchaser does not beneficially own any Common Shares as of the date of this Agreement and will not, as of the Closing Date, beneficially own any Common Shares.
     (ii) The Purchaser has the full legal right and requisite power and authority to enter into this Agreement. The Purchaser is of the full age of majority and is legally competent to execute this Agreement.

     (iii) The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby, when duly executed and delivered by the Company, will constitute a valid and legally binding instrument, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
     (iv) The Purchaser is not insolvent and has sufficient cash funds on hand to purchase the Standby Shares on the terms and conditions contained in this Agreement and will have such funds on the Closing Date.
     (v) The execution and delivery of this Agreement, the consummation by the Purchaser of the transactions herein contemplated and the compliance by the Purchaser with the terms hereof do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Purchaser is a party or by which any of the Purchaser’s properties or assets are bound, or any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Purchaser or any of the Purchaser’s properties or assets; and no consent, approval, authorization, order, registration or qualification of or with any government, governmental instrumentality or court, domestic or foreign, is required for the valid authorization, execution, delivery and performance by the Purchaser of this Agreement or the consummation by the Purchaser of the transactions contemplated by this Agreement, other than as contemplated by paragraph 5.
     (vi) The Purchaser has not entered into any contracts, arrangements, understandings or relationships (legal or otherwise) with any other person or persons with respect to any securities of the Company, including but not limited to transfer or voting of any of the securities, finder’s fees, joint ventures, loan or option arrangements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies; and the Purchaser does not own any securities of the Company which are pledged or otherwise subject to a contingency the occurrence of which would give another person voting power or investment power over such securities.
     (vii) The Purchaser understands that any Standby Shares have not been registered under the Securities Act of 1933 (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser’s representations as expressed herein or otherwise made pursuant hereto.
     (viii) The Purchaser is acquiring the Standby Shares for investment for the Purchaser’s own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities laws, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same, except in compliance with applicable securities laws.
     (ix) The Standby Shares will not be offered for sale, sold or otherwise transferred by the Purchaser except pursuant to a registration statement or in a transaction exempt from, or not subject to, registration under the Securities Act and any applicable state securities laws. Except pursuant to a registration statement covering the Standby Shares or as permitted by an exemption from registration under the Act, the Purchaser has not and will not solicit offers for, or offer to sell, the Standby Shares by means of any general solicitation or general advertising within the meaning of Rule 502(c) under Regulation D under the Securities Act or in any manner involving a public offering within the meaning of the Securities Act.
     (x) The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Standby Shares being acquired hereunder. The Purchaser is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act. The Purchaser understands and is able to bear any economic risks associated with such investment (including, without limitation, the necessity of holding the Standby Shares for an indefinite period of time). The Purchaser is able to afford a complete loss of such investment. The Purchaser has received or has had full access to all the information it considers necessary or appropriate for deciding whether to purchase the Standby Shares and has had an opportunity to ask questions and receive answers regarding the terms and conditions of the Standby Shares. The Purchaser has consulted with the Purchaser’s attorney, financial advisor or tax advisor on any aspects of the transaction it deems necessary, including the risks thereof.
     (xi) The Purchaser is not acting in concert with any other Standby Purchaser, is not members of a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with any other Standby Purchaser and has no current intention to act in the future in a mal1l1er that would make the Purchaser members of such a group.

     8. Registration Rights.
          The Company hereby agrees as follows:
     (i) to file a registration statement under the Securities Act in respect of Purchaser’s Standby Shares;
     (ii) to use its reasonable best efforts to cause such registration statement to become effective under the Securities Act concurrently with the Closing or as promptly as practicable thereafter;
     (iii) to use its reasonable best efforts to cause such registration statement to remain effective until all the Standby Shares have been sold, including through filing of any post-effective amendments necessary to maintain effectiveness of the registration statement;
     (iv) to use its reasonable best efforts to register or qualify the shares covered by such registration statement under state securities and blue sky laws if necessary and to keep such registrations effective until all the Standby Shares have been sold;
     (v) to use its reasonable best efforts to cause all Standby Shares to be listed on the New York Stock Exchange or on the principal securities exchange on which the Common Shares or similar securities are then listed if the Common Shares are not then so listed; and
     (vi) to promptly notify the Purchasers or any order enjoining or suspending the use or effectiveness of the registration statement or qualification of the Standby Shares in any jurisdiction and to use its reasonable best efforts to obtain a withdrawal of any such order, suspension or disqualification as promptly as practicable.
     9. Closing Conditions.
          The respective obligations of the Purchaser and the Company to consummate the purchase and sale of the Standby Shares shall be subject, in the discretion of the Company or the Purchaser, as the case may be, to the condition that all representations and warranties and other statements of the other patty are, at and as of the Closing Time, true and correct in all material respects, the condition that the other patty shall have performed all of its obligations hereunder theretofore to be performed in all material respects, and to the additional condition that no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission.

     10. Termination.
     (a) Either of the parties hereto may terminate this Agreement (i) if the transactions contemplated hereby are not consummated by December 31, 2008 through no fault of the Purchaser; or (ii) in the event any required federal (including, without limitation, the Board of Governor’s of the Federal Reserve) or state approvals for the transactions contemplated hereby is not obtained on conditions reasonably satisfactory despite the Company’s or the Purchaser’s reasonable efforts to obtain such approvals. In addition, this Agreement shall terminate upon mutual consent of the parties hereto.
     (b) The Company and the Purchaser hereby agree that any termination of this Agreement pursuant to paragraph 10(a), or the termination of the Rights Offering for any reason whatsoever by the Company (other than, in either case, termination in the event of a breach of this Agreement by the Purchaser or misrepresentation of any of the statements made herein by the Purchaser) shall be without liability of the Company or the Purchaser.
     11. Notices.
          All communications hereunder will be in writing and, if to the Company, will be mailed, delivered or telecopied and confirmed to it, at the offices of the Company at 500 Washington Street, Columbus, Indiana 47201, Steven Schultz, First Vice President General Counsel, Facsimile (812) 376-1709; and if to the Purchaser, will be mailed, delivered or telecopied and confirmed to it at [address].
     12. Binding Effect.
          This Agreement shall be binding upon, and shall inure solely to the benefit of, each of the parties hereto, and each of their respective heirs, executors, administrators, successors and permitted assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The Purchaser may not assign any of the Purchaser’s rights or obligations hereunder to any other person or entity without the prior written consent of the Company.
     13. Governing Law.
          This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
     14. Execution in Counterparts.
          This Agreement may be executed in any number of counterparts, each of which counterparts when so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument.
          IN WITNESS WHEREOF, and intending to be legally bound thereby, each of the Purchaser and Irwin Financial Corporation has signed or caused to be signed its name, all as of the day and year first above written.

IRWIN FINANCIAL CORPORATION
By:
	Name:	Will Miller
	Title:	Chairman & CEO

[name]
By: